Rule 497(d)

                                     FT 448

                   Communications Technology Portfolio Series

               Supplement to the Prospectus dated October 31, 2003

         Notwithstanding anything to the contrary in the Prospectus, all shares of Redback Networks Inc. (Ticker: RBAKQ, formerly RBAK) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

November 6, 2003